Supplement dated January 7, 2019

to the

Prospectus dated May 1, 2018

for

CWA VA Preferred Plus Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company (“Company”)

through its

Commonwealth Annuity Separate Account A

Goldman Sachs Equity Growth Strategy Portfolio

Effective February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio’s name will change to the Goldman Sachs Dynamic Global Equity Fund. All reference to the Goldman Sachs Equity Growth Strategy Portfolio in your prospectus will be deleted and replaced with Goldman Sachs Dynamic Global Equity Fund.

Effective immediately, the “Total Annual Fund Operating Expenses” table in your prospectus is deleted and replaced with the following:

Total Annual Fund Operating Expenses	Minimum	Maximum

Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	Annual charge of 0.35% of average daily net assets	Annual change of 1.57% of average daily net assets

This Supplement Should Be Retained with Your Prospectus for Future Reference.

PPLUS-010719